Exhibit 99.3

CAREY WATERMARK INVESTORS 2 INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Our pro forma condensed consolidated balance sheet as of March 31, 2015 has been prepared as if the significant transactions during the second quarter of 2015 (noted herein) had occurred as of March 31, 2015. Our pro forma condensed consolidated statements of operations for the three months ended March 31, 2015 and the year ended December 31, 2014 have been prepared based on our historical financial statements as if the significant transactions and related financings had occurred on January 1, 2014. We were formed as a Maryland corporation on May 22, 2014, and did not own any properties as of March 31, 2015. Our historical statement of operations represents the results of operations from May 22, 2014 (Inception) to December 31, 2014. Pro forma adjustments are intended to reflect what the effect would have been had we held our ownership interests as of January 1, 2014 on amounts that have been recorded in our historical consolidated statement of operations. In our opinion, all adjustments necessary to reflect the effects of these investments have been made.

The pro forma condensed consolidated financial information for the three months ended March 31, 2015 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2015. The pro forma condensed consolidated financial information for the year ended December 31, 2014 should be read in conjunction with our historical consolidated financial statements for the period from Inception through December 31, 2014 included in our Registration Statement on Form S-11 (File No. 333-196681) filed on January 16, 2015. The pro forma information is not necessarily indicative of our financial condition had the significant transactions occurred on January 1, 2014, or results of operations had the significant transactions occurred on January 1, 2014, nor are they necessarily indicative of our financial position, cash flows or results of operations of future periods. In addition, the provisional accounting is preliminary and therefore subject to change. Any such changes could have a material effect on the pro forma condensed consolidated financial information.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
March 31, 2015
(in thousands)

	CWI 2 Historical	Marriott Sawgrass Golf Resort & Spa		Courtyard Nashville Downtown		Ritz-Carlton Key Biscayne Venture		Pro Forma
Assets
Hotels, at cost	$—	$128,880	A	60,888	A	$—		$189,768
Equity investments in real estate	—	—		—		37,559	A	37,559
Cash	500	(91,464)	A	(58,498)	A	(141)	A	11,938
		66,700	A	42,000	A
		37,170	A	27,859	A
		(3,220)	A	(2,512)	A
		(3,411)	A	(4,415)	A
		1,959	A	(589)	A
Accounts receivable	—	5,635	A	224	A	—		5,859
Restricted cash	—	3,220	A	2,512	A	—		5,732
Other assets	1,746	2,628	A	4	A	—		4,967
				589	A
Total assets	$2,246	$148,097		$68,062		$37,418		$255,823

Liabilities and Equity
Liabilities:
Non-recourse debt	$—	$66,700	A	$42,000	A	$—		$108,700
Note payable to affiliate	—	37,170	A	27,859	A	37,418	A	102,447
Due to related parties and affiliates	2,041	1,959	A	—		—		4,000
Accounts payable, accrued expenses and other	241	11,921	A	2,618	A	—		14,780
Total liabilities	2,282	117,750		72,477		37,418		229,927
Commitments and contingencies

Equity:
CWI 2 stockholders’ equity:
Preferred stock	—	—		—		—		—
Class A common stock	—	—		—		—		—
Class T common stock	—	—		—		—		—
Additional paid-in capital	200	—		—		—		200
Accumulated losses	(536)	(3,411)	A	(4,415)	A	—		(8,362)
Total CWI 2 stockholders’ deficit	(336)	(3,411)		(4,415)		—		(8,162)
Noncontrolling interest	300	33,758	A	—		—		34,058
Total (deficit) equity	(36)	30,347		(4,415)		—		25,896
Total liabilities and equity	$2,246	$148,097		$68,062		$37,418		$255,823

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Three Months Ended March 31, 2015
(in thousands, except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
	CWI 2 Historical	Marriott Sawgrass Golf Resort & Spa		Courtyard Nashville Downtown		Ritz-Carlton Key Biscayne Venture		Pro Forma
Hotel Revenues
Rooms	$—	$5,482	B	$2,363	B	$—		$7,845
Food and beverage	—	6,164	B	214	B	—		6,378
Other hotel income	—	1,702	B	61	B	—		1,763
Total Revenues	—	13,348		2,638		—		15,986
Operating Expenses
Hotel Expenses
Rooms	—	1,326	C	383	C	—		1,709
Food and beverage	—	3,587	C	160	C	—		3,747
Other hotel operating expenses	—	869	C	5	C	—		874
Sales and marketing	—	1,152	C	180	C	—		1,332
General and administrative	—	1,095	C	203	C	—		1,298
Repairs and maintenance	—	621	C	81	C	—		702
Utilities	—	575	C	98	C	—		673
Management fees	—	343	C	235	C	—		578
Property taxes, insurance, rent and other	—	557	C	243	C	—		800
Depreciation and amortization	—	1,034	C	530	C	—		1,564
Total Hotel Expenses	—	11,159		2,118		—		13,277
Other Operating Expenses
Corporate general and administrative expenses	261	—		—		—		261
Acquisition-related expenses	168	(15)	D	(153)	D	—		—
Asset management fees to affiliate and other	—	104	E	92	E	97	E	293
Total Other Operating Expenses	429	89		(61)		97		554
Operating (Loss) Income	(429)	2,100		581		(97)		2,155
Other Income and (Expenses)
Interest expense	—	(672)	F	(372)	F			(1,044)
Equity in earnings of equity method investment in real estate	—	—		—		855	G	855
	—	(672)		(372)		855		(189)
(Loss) Income from Operations Before Income Taxes	(429)	1,428		209		758		1,966
Provision for income taxes	—	(171)	H	(35)	H	—		(206)
Net (Loss) Income	(429)	1,257		174		758		1,760
Income attributable to noncontrolling interest	—	(673)	I	—		—		(673)
Net (Loss) Income Attributable to CWI 2 Stockholders	$(429)	$584		$174		$758		$1,087
Basic and Diluted Net (Loss) Income Per Share	$(19.28)							$48.92
Basic and Diluted Weighted-Average Shares Outstanding	22,222							22,222

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Year Ended December 31, 2014
(in thousands, except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
	CWI 2 Historical May 22, 2014 (Inception) through December 31, 2014	Marriott Sawgrass Golf Resort & Spa		Courtyard Nashville Downtown		Ritz-Carlton Key Biscayne Venture		Pro Forma
Hotel Revenues
Rooms	$—	$19,695	B	$12,288	B	$—		$31,983
Food and beverage	—	20,032	B	897	B	—		20,929
Other hotel income	—	5,688	B	372	B	—		6,060
Total Revenues	—	45,415		13,557		—		58,972
Operating Expenses
Hotel Expenses
Rooms	—	5,108	C	1,683	C	—		6,791
Food and beverage	—	12,100	C	638	C	—		12,738
Other hotel operating expenses	—	3,319	C	29	C	—		3,348
Sales and marketing	—	3,681	C	760	C	—		4,441
General and administrative	—	4,585	C	893	C	—		5,478
Repairs and maintenance	—	2,399	C	276	C	—		2,675
Utilities	—	2,250	C	347	C	—		2,597
Management fees	—	1,160	C	1,149	C	—		2,309
Property taxes, insurance, rent and other	—	2,347	C	986	C	—		3,333
Depreciation and amortization	—	4,137	C	2,118	C	—		6,255
Total Hotel Expenses	—	41,086		8,879		—		49,965
Other Operating Expenses
Corporate general and administrative expenses	108	—		—		—		108
Asset management fees to affiliate and other	—	427	E	374	E	396	E	1,197
Total Other Operating Expenses	108	427		374		396		1,305
Operating (Loss) Income	(108)	3,902		4,304		(396)		7,702
Other Income and (Expenses)
Interest expense	—	(3,201)	F	(1,743)	F	(319)	A	(5,263)
Equity in earnings of equity method investment in real estate	—	—		—		3,359	G	3,359
	—	(3,201)		(1,743)		3,040		(1,904)
(Loss) Income from Operations Before Income Taxes	(108)	701		2,561		2,644		5,798
Provision for income taxes	—	(581)	H	(182)	H	—		(763)
Net (Loss) Income	(108)	120		2,379		2,644		5,035
Income attributable to noncontrolling interest	—	(511)	I	—		—		(511)
Net (Loss) Income Attributable to CWI 2 Stockholders	$(108)	$(391)		$2,379		$2,644		$4,524
Basic and Diluted Net (Loss) Income Per Share	$(4.86)							$203.58
Basic and Diluted Weighted-Average Shares Outstanding	22,222							22,222

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Note 1. Basis of Presentation

The pro forma condensed consolidated balance sheet as of March 31, 2015 and the pro forma condensed consolidated statement of operations for the three months ended March 31, 2015 were derived from our historical consolidated financial statements included in our Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2015. The pro forma condensed consolidated statement of operations for the year ended December 31, 2014 was derived from our historical consolidated financial statements included in our Registration Statement on Form S-11 (File No. 333-196681) filed on January 16, 2015.

Note 2. Pro Forma Adjustments

A. Investments

Marriott Sawgrass Golf Resort & Spa

On April 1, 2015, we acquired a 50% controlling interest in a joint venture owning the Marriott Sawgrass Golf Resort & Spa from our affiliate, Carey Watermark Investors Incorporated, or CWI 1, which acquired 100% of the property in October 2014. The joint venture acquired real estate and other hotel assets, net of assumed liabilities, assumed debt and contributions from noncontrolling interests totaling $24.8 million, as detailed in the table that follows. The 511-room resort is located in Ponte Vedra Beach, Florida. The hotel will continue to be managed by Marriott International, Inc., an unaffiliated third party.

Our investment was financed, in part, by a loan of $37.2 million from a subsidiary of W. P. Carey Inc., or W. P. Carey, which is the ultimate parent of our advisor, at a rate of London Interbank Offered Rate, or LIBOR, plus 1.1% and a maturity date of March 31, 2016.

CWI 1 obtained $78.0 million in non-recourse debt financing at the time of the initial acquisition in October 2014, of which $66.7 million had been drawn at the acquisition date, at a rate of LIBOR plus 3.85% and a maturity date of November 2019.

The effect of an increase or decrease in interest rates of 1/8% on pro forma interest expense is less than $0.1 million for the three months ended March 31, 2015, and $0.1 million and less than $0.1 million for the Predecessor and Successor, respectively, for the year ended December 31, 2014.

In connection with this acquisition, we expensed acquisition costs of $3.4 million, including acquisition fees of $2.0 million paid to our advisor, which represent 50% of acquisition costs incurred by CWI 1 on its acquisition of the hotel in October 2014. These costs are reflected as a charge to Accumulated losses in the pro forma condensed consolidated balance sheet as of March 31, 2015. We placed $2.7 million into lender-held escrow accounts in connection with general repair and maintenance of the hotel. Additionally, as required by our lender, we placed $0.5 million into lender-held escrow accounts for property taxes and insurance.

Distributions of $2.0 million that will be paid to CWI 1 primarily representing the income earned from the joint venture owning the Marriott Sawgrass Golf Resort & Spa prior to our acquisition date has been reflected in Due to related parties and affiliates in the pro forma condensed consolidated balance sheet as of March 31, 2015.

Prior to our acquisition of the hotel, a subsidiary of CWI 1, or the Successor, acquired the Marriott Sawgrass Golf Resort & Spa from MLQ SGR Holdco III, L.L.C., or the Predecessor, on October 3, 2014.

Courtyard Nashville Downtown

On May 1, 2015, we acquired the Courtyard Nashville Downtown hotel from Worthington Hyde Partners, an unaffiliated third party and acquired real estate and other hotel assets, net of assumed liabilities totaling $58.5 million, as detailed in the table that follows. The 192-room hotel is located in Nashville, Tennessee. The hotel will continue to be managed by Marriott International, Inc., an unaffiliated third party.

We acquired the Courtyard Nashville Downtown through a wholly-owned subsidiary and obtained a non-recourse mortgage loan of $42.0 million, with a floating interest rate of LIBOR plus 3.0%, which is subject to an interest rate cap. The loan is interest-only for 24 months and has a maturity date of May 2019. We capitalized $0.6 million of deferred financing costs related to this loan.

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Notes to Pro Forma Condensed Consolidated Financial Statements

In addition, our investment was financed, in part, by a loan of $27.9 million from a subsidiary of W. P. Carey at a rate of LIBOR plus 1.1% and a maturity date of December 30, 2015.

The effect of an increase or decrease in interest rates of 1/8% on pro forma interest expense is less than $0.1 million for both the three months ended March 31, 2015 and the year ended December 31, 2014.

In connection with this acquisition, we expensed acquisition costs of $4.4 million, including acquisition fees of $1.7 million paid to our advisor, which are reflected as a charge to Accumulated losses in the pro forma condensed consolidated balance sheet as of March 31, 2015. We placed $2.5 million into lender-held escrow accounts in connection with general repair and maintenance of the hotel.

The following table presents a preliminary summary of assets acquired and liabilities assumed in these business combinations, at the dates of acquisition (in thousands):

	Marriott Sawgrass Golf Resort & Spa	Courtyard Nashville Downtown
Acquisition consideration
Cash consideration	$24,764	$58,498
Assets acquired at fair value:
Buildings	$93,551	$47,443
Land	26,400	8,500
Furniture, fixtures and equipment	8,132	4,945
Building and site improvements	27	—
Construction in progress	770	—
Accounts receivable	5,635	224
Other assets	2,628	4
Liabilities assumed at fair value:
Non-recourse mortgage	(66,700)	—
Accounts payable, accrued expenses and other	(11,921)	(2,618)
Contributions from noncontrolling interests at fair value	(33,758)	—
Net assets acquired at fair value	$24,764	$58,498

Ritz-Carlton Key Biscayne Venture

On May 29, 2015, we acquired a 19.33% interest in a joint venture owning the Ritz-Carlton Key Biscayne hotel from GB Key Biscayne Holdings, LLC, or the Key Biscayne Venture, an unaffiliated third party.  Our affiliate, CWI 1, acquired a 47.34% interest in the Key Biscayne Venture on the same date.  The remaining 33.33% interest is retained by the original owners. The property includes 302 resort guestrooms and 188 condo-hotel units (174 of which participated in the resort rental program as of the acquisition date) and is located in Key Biscayne, Florida.

We contributed capital of $37.6 million to acquire our ownership interest, which was financed, primarily, by a $37.4 million loan from a subsidiary of W. P. Carey at a rate of LIBOR plus 1.1% with a maturity date of December 30, 2015. The interest expense that would have been incurred on this loan was $0.3 million for the year ended December 31, 2014. Our investment in the Key Biscayne Venture was made through a joint venture with CWI 1, or the CWI REITs Venture, and also in the form of a preferred equity interest. CWI 1 is the managing member of the CWI REITs Venture.

The Key Biscayne Venture assumed a $164.0 million non-recourse mortgage loan on the hotel with an annual interest rate of 6.09% and a maturity date of June 2017.

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Notes to Pro Forma Condensed Consolidated Financial Statements

B. Hotel Revenue

Pro forma adjustments for hotel revenue are derived from the historical financial statements of our investments. The following pro forma adjustments for the three months ended March 31, 2015 and the year ended December 31, 2014 represent the incremental hotel revenues that would have been incurred in addition to those presented in our historical financial statements (in thousands):

	Pre-Acquisition Historical
	Three Months Ended March 31, 2015
	Marriott Sawgrass Golf Resort & Spa	Courtyard Nashville Downtown
Rooms	$5,482	$2,363
Food and beverage	6,164	214
Other hotel income	1,702	61
	$13,348	$2,638

	Pre-Acquisition Historical
	Year Ended December 31, 2014
	Marriott Sawgrass Golf Resort & Spa			Courtyard Nashville Downtown
	Predecessor	Successor	Total
Rooms	$15,478	$4,217	$19,695	$12,288
Food and beverage	15,741	4,291	20,032	897
Other hotel income	4,127	1,561	5,688	372
	$35,346	$10,069	$45,415	$13,557

C. Hotel Expenses

Pro forma adjustments for hotel expenses are derived from the historical financial statements of our investments except for those related to sales and marketing, management fees, property tax, insurance, rent and other, and depreciation and amortization, as illustrated below. The following pro forma adjustments for the three months ended March 31, 2015 and the year ended December 31, 2014 represent the incremental hotel expenses that would have been incurred in addition to those presented in our historical financial statements (in thousands):

	Pre-Acquisition Historical
	Three Months Ended March 31, 2015
	Marriott Sawgrass Golf Resort & Spa	Courtyard Nashville Downtown
Rooms	$1,326	$383
Food and beverage	3,587	160
Other hotel operating expenses	869	5
General and administrative	1,095	203
Repairs and maintenance	621	81
Utilities	575	98
	$8,073	$930

7

Notes to Pro Forma Condensed Consolidated Financial Statements

	Pre-Acquisition Historical
	Year Ended December 31, 2014
	Marriott Sawgrass Golf Resort & Spa			Courtyard Nashville Downtown
	Predecessor	Successor	Total
Rooms	$3,920	$1,188	$5,108	$1,683
Food and beverage	9,285	2,815	12,100	638
Other hotel operating expenses	2,596	723	3,319	29
General and administrative	3,590	995	4,585	893
Repairs and maintenance	1,804	595	2,399	276
Utilities	1,795	455	2,250	347
	$22,990	$6,771	$29,761	$3,866

Adjusted Hotel Expenses

Pro forma adjustments for sales and marketing and management fees reflect expenses resulting from franchise and management agreements, respectively, entered into upon acquisition, when applicable. Pro forma adjustments for property taxes, insurance, rent and other are derived from the historical financial statements of our investments, with the addition of amortization related to certain intangible assets/liabilities, when applicable. Pro forma adjustments for depreciation and amortization reflect depreciation and amortization of the acquired assets at fair value on a straight-line basis using the estimated useful lives of the properties (limited to 40 years for buildings and ranging generally from four years up to the remaining life of the building at the time of addition for building improvements), site improvements (generally four to 15 years) and furniture, fixtures and equipment (generally one to 12 years). The following pro forma adjustments for the three months ended March 31, 2015 and the year ended December 31, 2014 represent the incremental hotel expenses that would have been incurred in addition to those presented in our historical financial statements (in thousands):

	Three Months Ended March 31, 2015
	Marriott Sawgrass Golf Resort & Spa	Courtyard Nashville Downtown
Sales and marketing - pre-acquisition historical	$1,152	$180
Sales and marketing - pro forma adjustments	—	—
Sales and marketing - pro forma results	$1,152	$180

Management fees - pre-acquisition historical	$351	$331
Management fees - pro forma adjustments	(8)	(96)
Management fees - pro forma results	$343	$235

Property taxes, insurance, rent and other - pre-acquisition historical (a)	$557	$274
Property taxes, insurance, rent and other - pro forma adjustments	—	(31)
Property taxes, insurance, rent and other - pro forma results	$557	$243

Depreciation and amortization - pre-acquisition historical	$551	$227
Depreciation and amortization - pro forma adjustments	483	303
Depreciation and amortization - pro forma results	$1,034	$530
___________

(a)	For Courtyard Nashville Downtown, the pre-acquisition historical balance is comprised of Property taxes and other, Rent expense, Insurance and State franchise and excise tax.

8

Notes to Pro Forma Condensed Consolidated Financial Statements

	Year Ended December 31, 2014
	Marriott Sawgrass Golf Resort & Spa			Courtyard Nashville Downtown
	Predecessor	Successor	Total
Sales and marketing - pre-acquisition historical	$3,935	$1,046	$4,981	$760
Sales and marketing - pro forma adjustments	(1,300)	—	(1,300)	—
Sales and marketing - pro forma results	$2,635	$1,046	$3,681	$760

Management fees - pre-acquisition historical	$951	$276	$1,227	$2,254
Management fees - pro forma adjustments	(35)	(32)	(67)	(1,105)
Management fees - pro forma results	$916	$244	$1,160	$1,149

Property taxes, insurance, rent and other - pre-acquisition historical (a)	$1,983	$364	$2,347	1,109
Property taxes, insurance, rent and other - pro forma adjustments	—	—	—	(123)
Property taxes, insurance, rent and other - pro forma results	$1,983	$364	$2,347	$986

Depreciation and amortization - pre-acquisition historical	$4,133	$1,243	$5,376	$927
Depreciation and amortization - pro forma adjustments	(1,008)	(231)	(1,239)	1,191
Depreciation and amortization - pro forma results	$3,125	$1,012	$4,137	$2,118
___________

(a)	For Courtyard Nashville Downtown, the pre-acquisition historical balance is comprised of Property taxes and other, Rent expense, Insurance and State franchise and excise tax.

D. Acquisition-Related Expenses

Acquisition costs of less than $0.1 million and $0.2 million related to the Marriott Sawgrass Golf Resort & Spa and Courtyard Nashville Downtown transactions, respectively, which are non-recurring in nature, are reflected in our historical condensed consolidated statement of operations for the three months ended March 31, 2015. We have reflected pro forma adjustments to exclude these non-recurring charges from our pro forma condensed consolidated statement of operations.

E. Asset Management Fees

We pay our advisor an annual asset management fee equal to 0.55% of the aggregate average monthly market value of our investments. Pro forma adjustments for such fees are reflected in the accompanying pro forma condensed consolidated statement of operations in order to reflect what the fee would have been had the acquisition of investments occurred on January 1, 2014. The following pro forma adjustments for the three months ended March 31, 2015 and year ended December 31, 2014 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in our historical financial statements (in thousands):

	Three Months Ended	Year Ended
	March 31, 2015	December 31, 2014
Marriott Sawgrass Golf Resort & Spa	$104	$427
Courtyard Nashville Downtown	92	374
Ritz-Carlton Key Biscayne Venture	97	396
	$293	$1,197

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Notes to Pro Forma Condensed Consolidated Financial Statements

F. Interest Expense

The following pro forma adjustments for the three months ended March 31, 2015 and year ended December 31, 2014 represent the incremental interest expense that would have been incurred in addition to the amounts presented in our historical financial statements (in thousands):

	Three Months Ended March 31, 2015
	Marriott Sawgrass Golf Resort & Spa	Courtyard Nashville Downtown
Interest expense - pre-acquisition historical	$716	$224
Interest expense - pro forma adjustments	(44)	148
Interest expense - pro forma results	$672	$372

	Year Ended December 31, 2014
	Marriott Sawgrass Golf Resort & Spa			Courtyard Nashville Downtown
	Predecessor	Successor	Total
Interest expense - pre-acquisition historical	$—	$710	$710	$909
Interest expense - pro forma adjustments	2,412	79	2,491	834
Interest expense - pro forma results	$2,412	$789	$3,201	$1,743

G. Equity in Losses of Equity Method Investment in Real Estate

Under the conventional approach of accounting for equity method investments, an investor applies its percentage ownership interest to the venture’s net income to determine the investor’s share of the earnings or losses of the venture. This approach is inappropriate to use if the venture’s capital structure gives different rights and priorities to its investors. We have a priority return on our equity method investment. Therefore, we follow the hypothetical liquidation at book value method in determining our share of the venture’s earnings or losses for the reporting period as this method better reflects our claim on the venture’s book value at the end of each reporting period. Earnings for our equity method investment are recognized in accordance with the investment agreement and, where applicable, based upon the allocation of the investment’s net assets at book value as if the investment was hypothetically liquidated at the end of each reporting period.

Based upon the hypothetical liquidation at book value method, our pro forma equity in earnings would have been $0.9 million and $3.4 million for the three months ended March 31, 2015 and the year ended December 31, 2014, respectively.

H. Provision for Income Taxes

We have reflected pro forma adjustments related to our investments based upon an estimated effective tax rate, which takes into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. The following pro forma adjustments for the three months ended March 31, 2015 and year ended December 31, 2014 reflect the incremental income tax provisions that would have been incurred, based on the new entity structure, in addition to the amounts presented in the historical financial statements, if any (in thousands):

	Three Months Ended March 31, 2015
	Marriott Sawgrass Golf Resort & Spa	Courtyard Nashville Downtown
Provision for income taxes - pre-acquisition historical	$—	$—
Provision for income taxes - pro forma adjustments	171	35
Provision for income taxes - pro forma results	$171	$35

10

Notes to Pro Forma Condensed Consolidated Financial Statements

	Year Ended December 31, 2014
	Marriott Sawgrass Golf Resort & Spa			Courtyard Nashville Downtown
	Predecessor	Successor	Total
Benefit for income taxes - pre-acquisition historical	$—	$(433)	$(433)	$—
Provision for income taxes - pro forma adjustments	452	562	1,014	182
Provision for income taxes - pro forma results	$452	$129	$581	$182

I. Income Attributable to Noncontrolling Interest

The pro forma adjustment to income attributable to noncontrolling interest related to CWI 1's ownership interest in the Marriott Sawgrass Golf Resort & Spa was $0.7 million and $0.5 million for the three months ended March 31, 2015 and year ended December 31, 2014, respectively.

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